UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6606

Dreyfus BASIC U.S. Government Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	2/28(9)
Date of reporting period:	8/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC U.S. Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC U.S. Government Money Market Fund covers the six-month period from March 1, 2005, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Bernard W. Kiernan, Jr.

The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates steadily and gradually over the past six months in its ongoing effort to move away from its previously accommodative monetary policy.While most economists currently believe that the Fed is likely to continue to raise rates in the near future, many of those economists have focused more on the statement issued by Fed Chairman Alan Greenspan regarding economic risk, in which he notes that the “upside and downside risks to the attainment of both sustainability of growth and price stability” are “roughly equal.”

While recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook, our economists currently expect the U.S. economy to continue to grow over the foreseeable future without either entering recession or triggering a significant acceleration of inflation.As always, we encourage you to discuss these matters and your possible capital preservation needs with your financial advisor.

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Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the six-month period ended August 31, 2005, the fund produced an annualized yield of 2.54% .Taking into account the effects of compounding, the fund also produced an annualized effective yield of 2.57% ..1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests exclusively in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, and in repurchase agreements secured by these obligations. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund’s performance?

When the reporting period began, higher energy prices and robust employment gains had rekindled investors’ inflation concerns. Accordingly, the Fed continued to raise short-term interest rates, increasing the overnight federal funds rate from 2.5% to 2.75% at its March 2005 meeting. In its announcement of the rate increase, the Fed noted, “Pressures on inflation have picked up in recent months and pricing power is more evident.”

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Even as the Fed’s inflation concerns appeared to intensify, weaker-than-expected data in April suggested that the U.S. economy might have hit another soft patch. However, it later was estimated that the U.S. labor market added more jobs than expected in April, and employment statistics for February and March were revised upward. On the other hand, difficulties encountered by the airline and automotive industries were regarded as potential threats to consumer and business confidence and spending.

In early May, the Fed increased the federal funds rate to 3%. However, evidence of slower economic growth in global markets weighed on investor sentiment. As a result, the 10-year U.S.Treasury bond rallied, with yields falling below 4%. Although economic expectations appeared to improve in June, when the U.S. labor market strengthened further, oil prices rose above $60/barrel, and investors continued to worry that higher energy prices and borrowing costs might hinder economic activity.Yet, when the Fed hiked the federal funds rate to 3.25% on June 30, it left the language in its accompanying statement unchanged, suggesting that additional rate increases were likely. It later was estimated that U.S. GDP grew at a 3.3% annualized rate during the second quarter of 2005.

In July, it was revealed that non-farm payrolls continued to increase in June, while the unemployment rate dropped to 5.0% . Indeed, these gains helped convince investors that economic growth remained solid. At the same time, inflationary pressures appeared to stay contained.

The economic recovery remained on track in August, and the Fed again raised short-term interest rates, hiking the federal funds rate to 3.5% . For most of the month, analysts generally expected the Fed to continue its gradual moves toward a less accommodative monetary policy. On August 29, however, Hurricane Katrina struck the Gulf Coast, leaving in its wake severe human and economic damage. In effect, Hurricane Katrina may have provided a substitute for further rate hikes in slowing the U.S. economy.

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Until the storm changed the economic landscape, most money market investors had focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity. As a result, yield differences between overnight instruments and one-year securities widened significantly. In this market environment, we set the fund’s weighted average maturity in a range we considered shorter than industry averages.

What is the fund’s current strategy?

The outlook for monetary policy became more uncertain in the wake of Hurricane Katrina, and analysts began to question whether the Fed might pause to assess the storm’s effects on economic growth and infla-tion.We believe that a more neutral investment posture is prudent until the true economic impact of the Gulf Coast crisis becomes clearer.

September 15, 2005
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, the fund’s yield would have been 2.37% and the fund’s effective yield would have been 2.40%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Government Money Market Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005
Expenses paid per $1,000 †	$ 2.28
Ending value (after expenses)	$1,012,90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS August 31, 2005 (Unaudited)
	Annualized
	Yield on
	Date of	Principal
U.S. Government Agencies—96.3%	Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Banks, Floating Rate Notes
11/23/2005	3.56 [a]	50,000,000	50,000,568
2/14/2006	3.54 [a]	25,000,000	24,996,628
6/1/2006	3.54 [a]	50,000,000	50,000,000
9/7/2006	3.53 [a]	38,420,000	38,416,982
1/22/2007	3.52 [a]	25,000,000	24,994,929
Federal Home Loan Banks, Discount Notes
9/1/2005	3.20	33,679,000	33,679,000
9/2/2005	3.18	50,000,000	49,995,611
11/4/2005	3.57	67,700,000	67,273,941
Federal Home Loan Mortgage Corporation,
Discount Notes
11/29/2005	3.71	25,000,000	24,772,865
Federal National Mortgage Association,
Discount Notes
9/21/2005	3.34	30,000,000	29,944,833
11/16/2005	3.67	46,846,000	46,486,016
Total U.S. Government Agencies
(cost $440,561,373)			440,561,373

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements—3.3%	Purchase (%)	Amount ($)	Value ($)

Goldman, Sachs & Co.
dated 8/31/2005, due 9/1/2005 in the
amount of $15,001,488 (fully collateralized
by $6,935,000 U.S. Treasury Bonds,
2.25%—7.50%, due 9/11/2006—7/3/2018,
value $6,868,666 and $8,480,000
U.S. Treasury Notes, 3%—4.25%, due
3/9/2010—4/26/2019, value $8,434,679)
(cost $15,000,000)	3.57	15,000,000	15,000,000

Total Investments (cost $455,561,373)		99.6%	455,561,373

Cash and Receivables (Net)		.4%	1,739,265

Net Assets		100.0%	457,300,638

[a] Variable interest rate—subject to periodic change.
Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Federal Farm Credit Banks	41.2	Federal Home Loan
Federal Home Loan Banks	33.0	Mortgage Corporation	5.4
Federal National		Repurchase Agreements	3.3
Mortgage Association	16.7		99.6

† Based on net assets.
See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES August 31, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	455,561,373	455,561,373
Cash		1,124,064
Interest receivable		907,821
Prepaid expenses		18,299
		457,611,557

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		142,158
Payable for shares of Beneficial Interest redeemed		96,835
Accrued expenses		71,926
		310,919

Net Assets ($)		457,300,638

Composition of Net Assets ($):
Paid-in capital		457,387,298
Accumulated net realized gain (loss) on investments		(86,660)

Net Assets ($)		457,300,638

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		457,387,298
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
The Fund 9

STATEMENT OF OPERATIONS Six Months Ended August 31, 2005 (Unaudited)
Investment Income ($):
Interest Income	7,114,439
Expenses:
Management fee—Note 2(a)	1,190,827
Shareholder servicing costs—Note 2(b)	174,085
Professional fees	33,255
Trustees’ fees and expenses—Note 2(c)	31,192
Custodian fees	30,381
Registration fees	11,887
Miscellaneous	8,293
Total Expenses	1,479,920
Less—reduction in management fee due to
undertaking—Note 2(a)	(408,176)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(452)
Net Expenses	1,071,292
Investment Income—Net	6,043,147

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(2,069)
Net Increase in Net Assets Resulting from Operations	6,041,078

See notes to financial statements.
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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2005	Year Ended
	(Unaudited)	February 28, 2005

Operations ($):
Investment income—net	6,043,147	5,880,457
Net realized gain (loss) on investments	(2,069)	(53,226)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,041,078	5,827,231

Dividends to Shareholders from ($):
Investment income—net	(6,043,147)	(5,902,146)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	178,418,851	335,268,110
Dividends reinvested	5,808,718	5,668,829
Cost of shares redeemed	(201,277,799)	(467,761,865)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(17,050,230)	(126,824,926)
Total Increase (Decrease) in Net Assets	(17,052,299)	(126,899,841)

Net Assets ($):
Beginning of Period	474,352,937	601,252,778
End of Period	457,300,638	474,352,937

See notes to financial statements.
The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2005			Fiscal Year Ended February,

	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.013	.011	.007	.015	.034	.059
Distributions:
Dividends from investment
income—net	(.013)	(.011)	(.007)	(.015)	(.034)	(.059)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.56[a]	1.12	.74	1.46	3.44	6.04

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62[a]	.63	.62	.61	.58	.61
Ratio of net expenses
to average net assets	.45[a]	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	2.54[a]	1.08	.75	1.47	3.40	5.89

Net Assets, end of period
($ x 1,000)	457,301	474,353	601,253	739,219	885,038	954,691

[a] Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

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(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $84,591 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2005. If not applied, $496 of the carryover expires in fiscal 2007, $429 expires in fiscal 2008, $28,890 expires in fiscal 2011, $1,550 expires in fiscal 2012 and $53,226 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2005 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days’notice to the contrary,to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement,or the Manager will bear,such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $408,176 during the period ended August 31, 2005.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2005, the fund was charged $131,029 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $34,314 pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $1,885 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $193,201, chief compliance officer fees $1,533 and transfer agency per account fees $12,310, which are offset against an expense reimbursement currently in effect in the amount of $64,886.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the

16

“Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 17

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 10, 2005, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. The Board members reviewed the fund’s performance, management fee, and expense ratio and placed significant emphasis on comparisons to two groups of comparable funds, and to iMoneyNet averages (with respect to performance) and Lipper category average (with respect to expense ratio).The groups of comparable funds were

18

previously approved by the Board for this purpose, and were prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same iMoneyNet category (the “Taxable Funds - Government & Agencies” category) as the fund.The Board members discussed the results of the comparisons for various time periods ended June 30, 2005, and noted that the fund’s total return performance was higher than the iMoneyNet category averages for the 1-year, 3-year, 5-year, and 10-year periods, but was lower than the Comparison Group I average for each such period. For Comparison Group II, the Board noted that the fund’s total return performance was above the Comparison Group average and ranked in the first quartile for the 3-year, 5-year, and 10-year periods (with the fund ranked first in Comparison Group II for the 5-year and 10-year periods). The Board members noted that the portfolio manager was very experienced and had achieved a consistently strong long-term track record, and the Board members expressed their confidence in his portfolio management.The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in each comparison group. The fund’s management fee was higher than the majority of the fees for the Comparison Group I and Comparison Group II funds. The Board noted the Manager’s ongoing undertaking to limit fund expenses to 0.45% annually, and that the fund’s total expense ratio was higher than the Comparison Group I average but lower than the Comparison Group II and Lipper category averages.The Board also noted the effect on the expense ratio average of having the “low cost” provider fund included in Comparison Group I.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds, or institutional or wrap fee separate accounts, that were managed by the Manager or its affiliates, with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the decline in fund assets, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio. The Board also noted the ongoing undertaking to limit fund expenses and its effect on the profitability of the Manager.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

20

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board generally was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, the Manager’s ongoing undertaking to limit expenses to 0.45% annually, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with fund shareholders.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 21

For More	Information

Dreyfus BASIC	Transfer Agent &
U.S. Government	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Government Money Market Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)